Exhibit 10.4

Execution Copy

MASTER ASSIGNMENT

OF NOTE AND LIENS

This Master Assignment of Note and Liens (this “Assignment”) dated as of December 22, 2011, is entered into by and among Wells Fargo Capital Finance, Inc., as the administrative agent for the Assigning Lender (in such capacity, the “Assignor’s Agent”) under the WF Credit Agreement, the Assigning Lender (as hereinafter defined), the Borrowers (as hereinafter defined), the Guarantor (as hereinafter defined), the Purchasing Lenders (as hereinafter defined) and Bank of Montreal, in its capacity as administrative agent for the Purchasing Lenders (in such capacity (the “Purchaser’s Agent”), and together with the Purchasing Lenders, the “Assignees”).

A. Dune Energy, Inc., a Delaware corporation (the “Parent”), Dune Properties, Inc., a Texas corporation (collectively with the Parent, the “Borrowers”), Dune Operating Company, a Texas corporation (the “Guarantor”), the Assignor’s Agent, and Wayzata Opportunities Fund II, L.P., as sole lender (the “Assigning Lender”), are party to that certain Amended and Restated Credit Agreement, dated as of December 7, 2010 (as amended or otherwise modified from time to time through the date hereof, the “WF Credit Agreement”).

B. Pursuant to the WF Credit Agreement, the Assigning Lender has made a term loan to the Borrowers in an original aggregate principal amount of $40,000,000; and in connection therewith, the Borrowers have executed and delivered a promissory note (the “Note”) to the Assigning Lender in an original aggregate principal amount of $40,000,000.

C. The Borrowers and certain of their subsidiaries entered into certain security instruments to secure, inter alia, the Note and their other obligations and liabilities to the Assignor’s Agent and the Assigning Lender, including, without limitation, the security instruments listed on Annex I hereto (collectively, the “Assigned Security Instruments”).

D. The Parent has entered into a restructuring plan support agreement which sets forth the terms of the Parent’s capital restructuring plan and which includes a $200,000,000 senior secured revolving credit facility to be provided by Bank of Montreal and other lender parties hereto (the “Purchasing Lenders”).

E. The Assigning Lender desires to sell and assign the Assigned Rights to the Purchasing Lenders, and the Purchasing Lenders desire to purchase and assume the same from the Assigning Lender.

F. The Assignor’s Agent desires to sell and assign the Assigned Security Interests (as defined below) to the Purchaser’s Agent, and the Purchaser’s Agent desires to purchase and assume the same from the Assignor’s Agent.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the WF Credit Agreement.

Section 2. Assignment and Assumption of Indebtedness. For agreed consideration, the Assigning Lender hereby BARGAINS, SELLS, ASSIGNS, TRANSFERS AND CONVEYS to the Purchasing Lenders and each Purchasing Lender purchases and assumes from the Assigning Lender, WITHOUT RECOURSE ON OR WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE (except such representations and warranties as are expressly set forth in Sections 4 and 5 below), all of the Assigning Lender’s rights and obligations as a “Lender” under the WF Credit Agreement and the other Loan Documents (including, the Term Loan owing to the Assigning Lender, the Note held by the Assigning Lender and the indebtedness evidenced thereby) and, except as provided in the following paragraph, all other rights, benefits, remedies, privileges, claims, demands and equities of the Assigning Lender under or pursuant to the WF Credit Agreement, the Note and the other Loan Documents (the “Assigned Rights”) in the percentages of such Assigned Rights as set forth on Schedule I attached hereto.

TO HAVE AND TO HOLD the Assigned Rights unto the Purchasing Lenders, for the benefit of their successors and assigns, forever; provided, however, that the Assigning Lender shall retain its non-exclusive rights to indemnification or other contingent obligations that survive the satisfaction of the Borrowers’ obligations thereunder as expressly provided for under the Loan Documents.

Section 3. Assignment and Assumption of Security Interest. For agreed consideration, at the direction of the Assigning Lender, the Assignor’s Agent hereby SEVERALLY BARGAINS, SELLS, ASSIGNS, TRANSFERS AND CONVEYS to the Purchaser’s Agent, and the Purchaser’s Agent hereby purchases and assumes from the Assignor’s Agent, WITHOUT RECOURSE ON OR WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE (except such representations and warranties as are expressly set forth in Sections 4 and 6), all security interests, liens and other rights, titles, interests, privileges, claims, demands, equities and charges of the Assignor’s Agent as the mortgagee, secured party and named beneficiary existing under or pursuant to the Assigned Security Instruments and all other rights, benefits, remedies and privileges of the Assignor’s Agent in its capacity as the holder of the security under or pursuant to the WF Credit Agreement, the Assigned Security Instruments and the other Loan Documents (the “Assigned Security Interest”).

TO HAVE AND TO HOLD the Assigned Security Interest unto the Purchaser’s Agent, for the benefit of its successors and assigns, forever; provided, however, that the Assignor’s Agent shall retain its non-exclusive rights to indemnification or other contingent obligations that survive the termination of Assignor’s Agent status as such as expressly provided for under the Loan Documents.

Section 4. Representation and Warranty of Assignors. The Assigning Lender and the Assignor’s Agent (collectively, the “Assignors”, and each individually, an “Assignor”) each hereby severally represents and warrants that (a) the execution, delivery and performance of this Assignment are within its power and authority and has been duly authorized by appropriate proceedings, and (b) this Assignment constitutes a legal, valid, and binding obligation of such Assignor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.

Section 5. Representations and Warranties of Assigning Lender. Assigning Lender hereby severally represents and warrants as follows:

a. Title. It is the legal and beneficial owner and holder of the Assigned Rights applicable to it. Neither its Note, the indebtedness owed to it, nor any of its other Assigned Rights is currently subject to any liens or security interests.

b. Balance of Loans. The principal balance of the Term Loan outstanding as of the date hereof is as set forth on Annex II.

Section 6. Representations and Warranties of Assignor’s Agent. The Assignor’s Agent represents and warrants that it is the secured party and holder of record of the liens and security interests granted pursuant to the Assigned Security Instruments and that it has not transferred or assigned the Assigned Security Instruments to any other Person.

Section 7. Representations and Warranties of Assignees. Each of the Assignees represents and warrants that (a) the execution, delivery and performance of this Assignment are within its power and authority and has been duly authorized by appropriate proceedings, and (b) this Assignment constitutes a legal, valid, and binding obligation of such Assignee enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and general principles of equity.

Section 8. Delivery of Note; Further Assurances. Upon the effectiveness of this Assignment, the Assigning Lender will deliver its Note to the Purchaser’s Agent endorsed “pay to Bank of Montreal, as Administrative Agent, WITHOUT RECOURSE ON OR WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, EXCEPT AS EXPRESSLY SET FORTH IN THAT CERTAIN MASTER ASSIGNMENT OF NOTE AND LIENS DATED AS OF DECEMBER 22, 2011”. The Assigning Lender further agrees, at the Assignees’ sole cost and expense, to promptly execute and deliver all such other documents and take such other actions as may be reasonably necessary to fully effectuate the intent and provisions of this Assignment. In order to give record notice of the assignment of the Assigned Security Interests set forth in this Assignment, the Assignor’s Agent agrees to execute notices of such assignment prepared by the Borrowers and/or the Purchaser’s Agent, modified to reflect the legal and other requirements of each jurisdiction (each, a “Notice of Assignment”), and authorizes the Borrowers and/or the Purchaser’s Agent to cause such Notices of Assignment to be filed in each county, parish or other jurisdiction where any of the security instruments has been filed, but, in each case, without recourse to the Assignor’s Agent, the Assigning Lender or their respective participants, and without any representation or warranty of any kind, express or implied, and at the sole cost and expense of the Borrowers. No such Notice of Assignment shall modify or alter the terms and provisions of this Assignment.

Section 9. Authorization of Assignees. Upon the effectiveness of this Assignment, the Assignor’s Agent, as holder of the liens and security interests granted pursuant to the Assigned Security Instruments, hereby agrees to execute and deliver to the Purchaser’s Agent assignments of liens, including UCC-3 assignments, prepared by the Borrowers and/or the Purchaser’s Agent to effect the assignments contemplated hereby, but, in each case, without recourse to the

Assignor’s Agent, the Assigning Lender or their respective participants, and without any representation or warranty of any kind, express or implied, and at the sole cost and expense of the Borrowers. Upon the effectiveness of this Assignment, each Assignor hereby authorizes the Assignees and their respective agents to make such filings as are necessary to make the assignments contemplated hereby of record in the appropriate jurisdictions.

Section 10. Miscellaneous.

a. Entire Agreement. THIS ASSIGNMENT EMBODIES THE ENTIRE AGREEMENT AMONG THE ASSIGNORS AND THE ASSIGNEES AND SUPERSEDES ALL PRIOR AGREEMENTS, UNDERSTANDINGS, REPRESENTATIONS OR WARRANTIES, WHETHER ORAL OR WRITTEN, IF ANY, BETWEEN THE ASSIGNORS AND THE ASSIGNEES RELATING TO THE SUBJECT MATTER HEREOF, AND MAY BE AMENDED ONLY BY AN INSTRUMENT IN WRITING EXECUTED JOINTLY BY AN AUTHORIZED OFFICER OF EACH OF THE ASSIGNORS AND THE ASSIGNEES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

b. Limitations. Except as expressly provided in this Assignment, none of the Assignors makes any representation or warranty, nor shall any of them have any responsibility to the Assignees, with respect to the accuracy of any recitals, statements, representations or warranties contained in the WF Credit Agreement, any Loan Document or in any certificate or other document referred to or provided for in, or received by any “Lender” under, the WF Credit Agreement or any Loan Document, or for the value, validity, genuineness, execution, effectiveness, legality, enforceability or sufficiency of the WF Credit Agreement, the Note, the Assigned Security Instruments, any other Loan Document or any other document referred to or provided for therein or for any failure by the Borrowers or the Guarantor or any other person or entity to perform any of its obligations thereunder or for the existence, value, perfection or priority of any lien or other collateral security or the financial or other condition of the Borrowers or any Guarantor (or any other obligor or guarantor). Each Assignee (a) confirms that it has received copies of the WF Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (b) agrees that it will, independently and without reliance upon any Assignor, based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; and (c) confirms that it is an Eligible Transferee.

c. Schedule and Annexes. Each of Schedule I, Annex I and Annex II is hereby incorporated in this Assignment by reference and constitutes a part of this Assignment.

d. Successors and Assigns. This Assignment shall be binding upon each party hereto and their respective successors and assigns.

e. Invalidity. In the event that any one or more of the provisions contained herein shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof.

f. Counterparts. This Assignment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 11. Release. Upon the effectiveness of this Assignment, the Borrowers, the Assignees and the Guarantor for themselves and on behalf of their respective officers, directors, employees, and their respective successors and assigns, do hereby forever (i) release, discharge and acquit each of the Assignor’s Agent and the Assigning Lender, its respective parents, subsidiaries and affiliate corporations, officers, directors, shareholders, employees, attorneys, agents and servants, and their respective predecessors, successors and assigns (collectively, the “Existing Lender Parties”), of and from any and all claims, demands, obligations, liabilities, indebtedness, responsibilities, disputes, breaches of contract, breaches of duty or any relationship, acts, omissions, cause or causes of action (whether at law or in equity), debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, rights of offset, losses and expenses, of every type, kind, nature, description or character (collectively, “Losses”), whensoever arising out of any actions or omissions of the Existing Lender Parties, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, held or alleged, or which could, might or may be claimed to exist, of whatever kind or nature, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent (collectively, the “Existing Lender Claims”), against the Existing Lender Parties, or any of them, each as though fully set forth herein at length which in any way arise out of, are connected with or relate to the WF Credit Agreement, the other Loan Documents, or to the loans and other financial accommodations made pursuant to and evidenced by the WF Credit Agreement or other Loan Documents or to any and all guaranties of the Indebtedness and/or any and all collateral security for the Obligations, and (ii) agree not to bring any action in any judicial, administrative or other proceeding against the Existing Lender Parties, or any of them, alleging any such Existing Lender Claim or against any other Person alleging any other claim otherwise arising in connection with any such Existing Lender Claim (“Waiver”); provided, however, that notwithstanding the foregoing, no release, discharge or Waiver granted in this Section 11 by the Assignees shall be enforceable nor applicable to any judicial, administrative or any other proceeding that the Assignees may bring against the Assignors with respect to a breach by the Assignors, the Assigning Lender and the Assignor’s Agent, as applicable, of the Representations and Warranties severally made in Sections 4, 5 and 6 of this Assignment.

Section 12. Indemnity. Without limitation to any indemnification rights under the Loan Documents in favor of the Existing Lender Parties that survive satisfaction of the Borrowers’ obligations thereunder, the Borrowers and the Guarantor shall pay, indemnify, defend, and hold the Existing Lender Parties harmless (to the fullest extent permitted by law) from and against any and all Losses (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement, performance, or administration of this Assignment, the WF Credit Agreement, any of the other Loan Documents, or the transactions contemplated hereby or thereby, (b) with respect to any investigation, litigation, or proceeding related to this Assignment, the WF Credit Agreement or any other Loan Document (irrespective of whether any Existing Lender Party is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of Hazardous Materials at, on, under, to or from any assets or properties owned, leased or operated by Borrowers, the Guarantor or any of their subsidiaries or any Environmental Actions, Environmental Liabilities and Costs or Remedial Actions related in any way to any such assets or properties (each and all of the foregoing, the “Indemnified Liabilities”). The foregoing to the contrary notwithstanding, the Borrowers and the Guarantor shall have no obligation to any Existing Lender Party under this Section 12 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Existing Lender Party. If any Existing Lender Party makes any payment to any other Existing Lender Party with respect to an Indemnified Liability as to which the Borrowers and the Guarantor were required to indemnify the Existing Lender Party receiving such payment, the Existing Lender Party making such payment is entitled to be indemnified and reimbursed by the Borrowers and the Guarantor with respect thereto. WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH EXISTING LENDER PARTY WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH EXISTING LENDER PARTY OR OF ANY OTHER PERSON.

Section 13. Governing Law. This Assignment shall be construed under and governed by the laws of the State of New York. Each of the parties hereto hereby waives any right to trial by jury.

Section 14. Consent and Waiver of Fees.

a. The Borrowers hereby consent, pursuant to Section 13.1(a)(i) of the WF Credit Agreement, to the assignments set forth in this Assignment.

b. The Assigning Lender hereby consents pursuant to Section 15.9 of the WF Credit Agreement, to the resignation of Wells Fargo Capital Finance, Inc. as the Administrative Agent and upon the effectiveness of this Assignment, Wells Fargo Capital Finance, Inc.’s resignation as Administrative Agent shall be immediately effective.

c. The Assignor’s Agent hereby waives payment of the processing fee specified in Section 13.2(a)(iii) of the WF Credit Agreement.

[Signatures begin on next page]

The parties hereto have caused this Assignment to be duly executed as of the day and year first written above.

ASSIGNORS:

WELLS FARGO CAPITAL FINANCE, INC., as Assignor’s Agent

By:	/s/ Gary Forlenza
Name:	Gary Forlenza
Title:	Vice President

STATE OF GEORGIA	§
§
COUNTY OF FULTON	§

This instrument was acknowledged before me the 19th day of December, 2011 by Gary Forlenza, Vice President of Wells Fargo Capital Finance, Inc., a California corporation, on behalf of such corporation.

/s/ Stefana Kornicer
Notary Public
Seal: [SEAL]

WAYZATA OPPORTUNITIES FUND II, L.P., as Sole Assigning Lender
By: WOF II GP, L.P., its General Partner
By: WOF II GP, LLC, its General Partner

By:	/s/ Blake M. Carlson
Name:	Blake M. Carlson
Title:	Authorized Signatory

STATE OF MINNESOTA	§
§
COUNTY OF HENNEPIN	§

This instrument was acknowledged before me the 20th day of December, 2011 by Blake M. Carlson, an Authorized Signatory of WOF II GP, LLC, on behalf of such limited liability company.

/s/ Cheri J. Longsdorf
Notary Public
Seal: [SEAL]

ASSIGNEES:

BANK OF MONTREAL, as Purchaser’s Agent

By:	/s/ Joseph A. Bliss
Name:	Joseph A. Bliss
Title:	Managing Director

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me the 22nd day of December, 2011 by Joseph A. Bliss, Managing Director of Bank of Montreal, a Canadian corporation, on behalf of such corporation.

/s/ Leticia Prieto
Notary Public
Seal: [SEAL]

ASSIGNEES:

BMO HARRIS FINANCING, INC., as Purchasing Lender

By:	/s/ Joseph A. Bliss
Name:	Joseph A. Bliss
Title:	Managing Director

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me the 22nd day of December, 2011 by Joseph A. Bliss, Managing Director of BMO Harris Financing, Inc., a Delaware corporation, on behalf of such corporation.

s/ Leticia Prieto
Notary Public
Seal: [SEAL]

ASSIGNEES:

CIT Bank, as Purchasing Lender

By:	/s/ Kelly Hartnett
Name:	Kelly Hartnett
Title:	Authorized Signatory

STATE OF UTAH	§
§
COUNTY OF SALT LAKE	§

This instrument was acknowledged before me the 22nd day of December, 2011 by Kelly Hartnett, Senior Credit Officer of CIT Bank, a Utah chartered bank, on behalf of such bank.

/s/ Linda Pearce
Notary Public
Seal: [SEAL]

BORROWER:

DUNE ENERGY, INC.

By:	/s/ James A. Watt
Name:	James A. Watt
Title:	President and CEO

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me the 21st day of December, 2011 by James A. Watt, President of Dune Energy, Inc., a Delaware corporation, on behalf of such corporation.

/s/ Sharon K. Barker
Notary Public
Seal: [SEAL]

BORROWER:

DUNE PROPERTIES, INC.

By:	/s/ James A. Watt
Name:	James A. Watt
Title:	President

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me the 21st day of December, 2011 by James A. Watt, President of Dune Properties, Inc., a Texas corporation, on behalf of such corporation.

/s/ Sharon K. Barker
Notary Public
Seal: [SEAL]

GUARANTOR:

DUNE OPERATING COMPANY

By:	/s/ James A. Watt
Name:	James A. Watt
Title:	President

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me the 21st day of December, 2011 by James A. Watt, President of Dune Operating Company, a Texas corporation, on behalf of such corporation.

/s/ Sharon K. Barker
Notary Public
Seal: [SEAL]

SCHEDULE I

Assignee	Percentage of Assigned Rights	Percentage of Assigned Security Interest
Bank of Montreal	68.2539682539683%	68.2539682539683%
CIT Bank	31.7460317460317%	31.7460317460317%
TOTAL	100.00%	100.00%

ANNEX I

MORTGAGES:

1. Act of Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement from Goldking Operating Company (predecessor of Dune Properties, Inc.), as Mortgager, for the benefit of Wells Fargo Foothill, Inc., as Mortgagee and Arranger and Administrative Agent.

Parishes	Recordation	Date Filed
Calcasieu	Book 3358, Pg 333, Entry No. 2811583	05/17/07
Cameron	File No. 304213	05/16/07
East Baton Rouge	Orig 391, Bndl 11951	05/17/07
Iberia	Book 1195, Page 594, Entry No. 2007-000005535	05/16/07
Iberville	Book 454, Entry No. 1, File No. 2222	05/17/07
Jefferson Davis	Book 556, Page 876, File No. 628215	05/17/07
Lafayette	File No. 2007-00021974	05/16/07
Lafourche	Book 1257, Page 599, Inst. No. 1025662	05/16/07
Plaquemines	Book 476, Page 549, File No. 2007-00002998	05/16/07
St. Martin	Book 1108, Page 150, Inst. No. 399986	05/16/07
St. Mary	Book 1124, Page 673, File No. 281805	05/16/07
Terrebonne	Book 1981, Page 856. File No. 1266384	05/16/07
Vermilion	No. 20705758	05/16/07

2. Act of Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement from Dune Energy, Inc., as Mortgager, for the benefit of Wells Fargo Foothill, Inc., as Mortgagee and Arranger and Administrative Agent.

Parishes	Recordation	Date Filed
St. Charles	Book 1213, Pg 95, File No. 330899	05/15/07

3. Deed of Trust, Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement from Goldking Operating Company (predecessor of Dune Properties, Inc.), as Trustor, to Terry I. Cross, as the Trustee for the benefit of Wells Fargo Foothill, Inc. as Arranger and Administrative Agent.

Counties	Recordation	Date Filed
Brazoria	No. 200727750	05/17/07
Colorado	No. 2480. Vol. 558, Page 072	05/17/07
Jackson	No. 65257, Vol. 304, Page 742	05/21/07
Jefferson	No. 2007019184	05/17/07
Karnes	No. 00075268, Bk OR, Vol. 854, Page 438	05/17/07
Liberty	No. 2007007057	05/17/11

4. Deed of Trust, Mortgage, Fixture Filing, Assignment of As-Extracted Collateral, Security Agreement and Financing Statement from Dune Energy, Inc., as Trustor, to Terry I. Cross, as the Trustee for the benefit of Wells Fargo Foothill, Inc. as Arranger and Administrative Agent.

Counties	Recordation	Date Filed
Frio	No. 0118946, Vol. 0034, Page 491	05/18/07
Zapata	No. 147326, Vol. 792, Page 281	05/17/07

FINANCING STATEMENTS:

UCC-1 Financing Statements –Wells Fargo Capital Finance, Inc., as Agent, as secured party

Debtor	Jurisdiction	Filing Data	File Date
Dune Energy, Inc.	Delaware Sec of State	#20071795136	05/11/07
Goldking Energy Corporation	Delaware Sec of State	#20071795268	05/11/07
Dune Properties, Inc.	Calcasieu Parish, LA	#10-42769	05/17/07
Dune Properties, Inc.	St. Charles Parish, LA	#45-079729	05/16/07
Dune Properties, Inc.	St. Charles Parish, LA	#45-079715	05/15/07
Dune Energy, Inc.	St. Charles Parish, LA	#45-079714	05/15/07
Dune Energy, Inc.	St. Charles Parish, LA	#45-079727	05/15/07
Dune Properties, Inc.	TX Sec of State	#07-0016359930	05/15/07
Dune Properties, Inc.	TX Sec of State	#07-0016085582	05/11/07
Vaquero Partners LLC	TX Sec of State	#07-0016085693	05/11/07
Dune Operating Company	TX Sec of State	#07-0016085704	05/11/07

ANNEX II

Assigning Lender	Loan Principal balance
Wayzata Opportunities Fund II, L.P.	$39,974,319.65

Annex II - 1